UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                 May 10, 2007
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112
(Address of principal executive offices) (Zip Code)

(215) 448-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On May 10, 2007, at the Annual Meeting of Shareholders, our shareholders approved an amendment and restatement of the Lincoln National Corporation Amended and Restated Incentive Compensation Plan. A description of the amendment and restatement is incorporated herein by reference from pages 20-26 of our Proxy Statement in connection with the May 10, 2007 Annual Meeting of Shareholders. The Lincoln National Corporation Amended and Restated Incentive Compensation Plan, as amended and restated as a result of the Annual Meeting, is attached as Exhibit 4 to the Proxy Statement in connection with the Annual Meeting.

(b) On May 10, 2007, at the Annual Meeting of Shareholders, our shareholders approved the Lincoln National Corporation Stock Option Plan for Non-Employee Directors. A description of the Plan is incorporated herein by reference from pages 27-29 of our Proxy Statement in connection with the May 10, 2007 Annual Meeting of Shareholders. The Lincoln National Corporation Stock Option Plan for Non-Employee Directors is attached as Exhibit 5 to the Proxy Statement in connection with the Annual Meeting. In addition, the Corporate Governance Committee granted options with a value equal to one-quarter of the directors’ total retainer of $172,000.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2007, the Board of Directors approved a restatement to our Articles of Incorporation to remove unnecessary articles and certificates designating certain classes of preferred stock that have been redeemed. None of the amendments required shareholder approval under Indiana law. The Restatement will be effective on May 11, 2007. The Restatement deleted the following provisions from the Articles of Incorporation:

•	Article II—purposes for which the corporation is formed.
•	Article III—term of existence of the corporation.
•	Article IV—registered office and resident agent.
•	Article VI—initial state capital.
•	Article VIII—initial board of directors.
•	Article IX—original incorporators.

A copy of the Restated Articles of Incorporation is attached here as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

The Exhibit Index set forth on page E-1 is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lincoln National Corporation

By: /s/ Frederick J. Crawford
Frederick J. Crawford
Senior Vice President and
Chief Financial Officer

Date: May 10, 2007

Exhibit Index

Exhibit Number	Description
3.1	Lincoln National Corporation Restated Articles of Incorporation are filed herewith.
10.1
Lincoln National Corporation Amended and Restated Incentive Compensation Plan (as amended and restated on May 10, 2007) is incorporated by reference to Exhibit 4 to LNC’s Proxy Statement (File No. 1-6028) filed with the SEC on April 4, 2007.

10.2	Lincoln National Corporation Stock Option Plan for Non-Employee Directors is incorporated by reference to Exhibit 5 to LNC’s Proxy Statement (File No. 1-6028) filed with the SEC on April 4, 2007.
10.3	Non-Qualified Stock Option Agreement for the Lincoln National Corporation Stock Option Plan for Non-Employee Directors is filed herewith.